Exhibit 99.1

5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034
Telephone: (972) 668-8834
Contact: Ron Mills
VP of Finance and Investor Relations
Web Site: www.comstockresources.com

NEWS RELEASE
For Immediate Release
COMSTOCK RESOURCES, INC. REPORTS
THIRD QUARTER 2021 FINANCIAL AND OPERATING RESULTS
FRISCO, TEXAS, November 2, 2021 – Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE: CRK) today reported financial and operating results for the quarter ended September 30, 2021.
Highlights of 2021's Third Quarter
•Free cash flow of $84 million was generated in the quarter.
•Adjusted net income to common stockholders was $91 million for the quarter or $0.34 per diluted share.
•Production increased 25% to 1,424 MMcfe per day (98% natural gas).
•Revenues, including realized hedging losses, were $394 million, 86% higher than 2020's third quarter.
•Adjusted EBITDAX was up 109% to $309 million.
•Operating cash flow (excluding working capital changes) increased 30% to $255 million or $0.92 per diluted share.
•Third quarter capital spending was $167 million, including $5 million for leasing activities.
Third Quarter 2021 Financial Results
Revenues in the third quarter of 2021 totaled $394.0 million (after deducting realized losses on hedging of $117.1 million). Net cash provided by operating activities (excluding changes in working capital) generated in the third quarter was $255.4 million, and the Company reported a net loss available to common stockholders for the third quarter of $292.7 million ($1.26 per share). The net loss in the quarter was driven by a $392.9 million unrealized loss on hedging contracts held for risk management. The significant improvement in the outlook for natural gas prices generated the unrealized loss on the hedging contracts. Excluding this item and certain other unusual items, adjusted net income available to common stockholders for the third quarter of 2021 was $90.6 million, or $0.34 per diluted share.
Comstock's production cost per Mcfe in the third quarter was $0.65 per Mcfe, which was comprised of $0.27 for gathering and transportation costs, $0.20 for lease operating costs, $0.13 for production and other taxes and $0.05 for cash general and administrative expenses. Production cost was $0.59 per Mcfe in the second quarter of 2021 and $0.62 in the third quarter of 2020. Comstock's unhedged operating margin was 83% in the third quarter of 2021.

Financial Results for the Nine Months Ended September 30, 2021
Revenues reported for the first nine months of 2021 totaled $1.1 billion (after deducting realized losses on hedging of $144.4 million). Net cash provided by operating activities (excluding changes in working capital) was $658.4 million, and the Company reported a net loss available to common stockholders for the first nine months of 2021 of $615.2 million ($2.66 per share). The net loss in the first nine months of 2021 included a $610.8 million unrealized loss on the change in fair market value of the Company's hedging contracts and $352.6 million in pre-tax losses on the early retirement of the Company's 9.75% and 7.50% senior notes. Excluding these items and certain other unusual items, adjusted net income available to common stockholders was $208.9 million, or $0.80 per diluted share.
Drilling Results
Comstock drilled 55 (45.2 net) operated horizontal Haynesville/Bossier shale wells in the first nine months of 2021 which had an average lateral length of 8,504 feet. Comstock also participated in an additional 26 (1.7 net) non-operated Haynesville shale wells in the first nine months of 2021. Comstock turned 68 (47.2 net) wells to sales in the first nine months of 2021 and currently expects to turn an additional 10 wells (8.8 net) to sales in the fourth quarter of 2021.
Since its last operational update in August 2021, Comstock has turned 15 (12.3 net) new operated Haynesville/Bossier shale wells to sales. These wells had initial daily production rates that averaged 22 MMcf per day. The completed lateral length of these wells averaged 7,925 feet.
Other Matters
Comstock today announced a partnership with MiQ to independently certify its natural gas production in North Louisiana and East Texas and has engaged Responsible Energy Solutions, LLC as the third-party auditor for the certification process. Comstock will use the MiQ Standard, a framework that assesses and grades methane emissions intensity, enhanced monitoring technology deployment and operating practices that promote a culture of emissions management and continuous improvement, for its facilities in North Louisiana and East Texas, which currently produce approximately 2.0 billion cubic feet per day of natural gas (gross). The partnership highlights Comstock's ongoing commitment to produce natural gas under strict environmental standards and deliver differentiated, responsibly sourced gas based on methane intensity to both domestic and international markets. Comstock's goal is to achieve the MiQ certified natural gas status in the first half of 2022.
Earnings Call Information
Comstock has planned a conference call for 10:00 a.m. Central Time on November 3, 2021, to discuss the third quarter of 2021 operational and financial results. Investors wishing to participate should visit the Company's website at www.comstockresources.com for a live webcast or dial 844-776-7840 (international dial-in use 661-378-9538) and provide access code 9128805 when prompted. If you are unable to participate in the original conference call, a web replay will be available approximately 24 hours following the completion of the call on Comstock's website at www.comstockresources.com. The web replay will be available for approximately one week. A replay of the conference call will be available beginning at 1:00 p.m. CT on November 3, 2021 and will continue until 12:00 p.m. CT on November 10, 2021. To hear the replay, call 855-859-2056 (404-537-3406 if calling from outside the US). The conference call access code is 9128805.

This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein. Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct.
Comstock Resources, Inc. is a leading independent natural gas producer with operations focused on the development of the Haynesville shale in North Louisiana and East Texas. The Company's stock is traded on the New York Stock Exchange under the symbol CRK.

COMSTOCK RESOURCES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenues:
Natural gas sales	$488,303	$168,374	$1,133,783	$547,975
Oil sales	22,873	9,637	61,571	35,449
Total oil and gas sales	511,176	178,011	1,195,354	583,424
Operating expenses:
Production and ad valorem taxes	16,675	9,798	36,468	27,768
Gathering and transportation	35,402	22,422	96,596	77,423
Lease operating	26,576	25,412	77,150	79,110
Exploration	—	—	—	27
Depreciation, depletion and amortization	128,739	99,056	359,313	312,828
General and administrative	8,052	8,974	23,952	25,991
Gains on asset sales	(14)	(16)	(93)	(16)
Total operating expenses	215,430	165,646	593,386	523,131

Operating income	295,746	12,365	601,968	60,293
Other income (expenses):
Loss from derivative financial instruments	(510,319)	(121,579)	(756,026)	(71,978)
Other income	197	489	1,008	793
Interest expense	(49,954)	(63,890)	(170,645)	(168,764)
Loss on early retirement of debt	—	—	(352,599)	(861)
Total other expenses	(560,076)	(184,980)	(1,278,262)	(240,810)
Loss before income taxes	(264,330)	(172,615)	(676,294)	(180,517)
Benefit from (provision for) income taxes	(23,976)	46,123	74,168	46,177
Net loss	(288,306)	(126,492)	(602,126)	(134,340)
Preferred stock dividends and accretion	(4,411)	(4,398)	(13,089)	(26,596)
Net loss available to common stockholders	$(292,717)	$(130,890)	$(615,215)	$(160,936)

Net loss per share:
Basic	$(1.26)	$(0.57)	$(2.66)	$(0.77)
Diluted	$(1.26)	$(0.57)	$(2.66)	$(0.77)
Weighted average shares outstanding:
Basic	231,747	231,223	231,519	209,760
Diluted (1)	231,747	231,223	231,519	209,760

(1)Basic and diluted shares outstanding are the same since the effect of unvested restricted stock, performance stock units and preferred stock would be anti-dilutive.

COMSTOCK RESOURCES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	As of
	September 30, 2021	December 31, 2020
ASSETS
Cash and cash equivalents	$27,841	$30,272
Accounts receivable	243,165	145,786
Derivative financial instruments	26,392	8,913
Other current assets	12,194	14,839
Total current assets	309,592	199,810
Property and equipment, net	4,234,477	4,084,550
Goodwill	335,897	335,897
Derivative financial instruments	342	661
Operating lease right-of-use assets	6,792	3,025
Other assets	37	40
	$4,887,137	$4,623,983

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$324,811	$259,284
Accrued costs	109,122	133,019
Operating leases	2,356	2,284
Derivative financial instruments	627,166	47,005
Total current liabilities	1,063,455	441,592
Long-term debt	2,801,312	2,517,149
Deferred income taxes	115,585	200,583
Derivative financial instruments	50,127	2,364
Long-term operating leases	4,486	740
Reserve for future abandonment costs	21,867	19,290
Other non-current liabilities	24	492
Total liabilities	4,056,856	3,182,210
Mezzanine equity:
Preferred stock	175,000	175,000
Stockholders' equity:
Common stock	116,462	116,206
Additional paid-in capital	1,098,851	1,095,384
Accumulated earnings (deficit)	(560,032)	55,183
Total stockholders' equity	655,281	1,266,773
	$4,887,137	$4,623,983

COMSTOCK RESOURCES, INC.
OPERATING RESULTS
(In thousands, except per unit amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Gas production (MMcf)	128,896	102,560	366,272	341,823
Oil production (Mbbls)	346	354	1,034	1,168
Total production (MMcfe)	130,968	104,687	372,474	348,831

Natural gas sales	$488,303	$168,374	$1,133,783	$547,975
Natural gas hedging settlements (1)	(114,538)	32,000	(138,907)	121,796
Total natural gas including hedging	373,765	200,374	994,876	669,771
Oil sales	22,873	9,637	61,571	35,449
Oil hedging settlements (1)	(2,606)	2,238	(5,489)	11,082
Total oil including hedging	20,267	11,875	56,082	46,531
Total oil and gas sales including hedging	$394,032	$212,249	$1,050,958	$716,302

Average gas price (per Mcf)	$3.79	$1.64	$3.10	$1.60
Average gas price including hedging (per Mcf)	$2.90	$1.95	$2.72	$1.96
Average oil price (per barrel)	$66.11	$27.20	$59.55	$30.35
Average oil price including hedging (per barrel)	$58.58	$33.52	$54.24	$39.84
Average price (per Mcfe)	$3.90	$1.70	$3.21	$1.67
Average price including hedging (per Mcfe)	$3.01	$2.03	$2.82	$2.05

Production and ad valorem taxes	$16,675	$9,798	$36,468	$27,768
Gathering and transportation	35,402	22,422	96,596	77,423
Lease operating	26,576	25,412	77,150	79,110
Cash general and administrative (2)	6,250	7,222	18,661	21,257
Total production costs	$84,903	$64,854	$228,875	$205,558

Production and ad valorem taxes (per Mcfe)	$0.13	$0.09	$0.09	$0.08
Gathering and transportation (per Mcfe)	0.27	0.21	0.26	0.22
Lease operating (per Mcfe)	0.20	0.25	0.21	0.23
Cash general and administrative (per Mcfe)	0.05	0.07	0.05	0.06
Total production costs (per Mcfe)	$0.65	$0.62	$0.61	$0.59

Unhedged operating margin	83%	64%	81%	65%
Hedged operating margin	78%	69%	78%	71%

Oil and Gas Capital Expenditures:
Exploratory leasehold	$5,248	$1,457	$18,649	$1,457
Development leasehold	733	1,027	6,794	7,363
Development drilling and completion	141,637	96,903	454,524	280,383
Other development	19,524	11,045	28,455	26,463
Total	$167,142	$110,432	$508,422	$315,666

(1)Included in gain (loss) from derivative financial instruments in operating results.
(2)Excludes stock-based compensation.

COMSTOCK RESOURCES, INC.
NON-GAAP FINANCIAL MEASURES
(In thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2021	2020		2021	2020
ADJUSTED NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS
Net loss available to common stockholders	$(292,717)	$(130,890)		$(615,215)	$(160,936)
Unrealized loss from derivative financial instruments	392,870	155,601		610,764	204,703
Non-cash interest amortization from adjusting debt assumed in acquisition to fair value	2,565	5,621		9,962	16,301
Gains on asset sales	(14)	(16)		(93)	(16)
Loss on early retirement of debt	—	—		352,599	861
Non-cash accretion from adjusting preferred stock issued in acquisition to fair value	—	—		—	5,417
Impairment of unevaluated oil and gas properties	—	—		—	27
Adjustment to provision for income taxes	(12,099)	(44,122)		(149,106)	(53,430)
Adjusted net income (loss) available to common stockholders (1)	$90,605	$(13,806)		$208,911	$12,927

Adjusted net income (loss) available to common stockholders per share (2)	$0.34	$(0.06)		$0.80	$0.06

Diluted shares outstanding	276,886	231,223	(3)	276,368	209,760	(3)

ADJUSTED EBITDAX:
Net loss	$(288,306)	$(126,492)	$(602,126)	$(134,340)
Interest expense (4)	50,259	64,106	171,511	168,917
Income taxes	23,976	(46,123)	(74,168)	(46,177)
Depreciation, depletion, and amortization	128,739	99,056	359,313	312,828
Exploration	—	—	—	27
Unrealized loss from derivative financial instruments	392,870	155,601	610,764	204,703
Stock-based compensation	1,802	1,752	5,291	4,734
Loss on early retirement of debt	—	—	352,599	861
Gains on asset sales	(14)	(16)	(93)	(16)
Total Adjusted EBITDAX (5)	$309,326	$147,884	$823,091	$511,537

(1)Adjusted net income (loss) available to common stockholders is presented because of its acceptance by investors and by Comstock management as an indicator of the Company's profitability excluding loss on early retirement of debt, non-cash unrealized gains and losses on derivative financial instruments and other unusual items.
(2)Adjusted net income (loss) available to common stockholders per share is calculated to include the dilutive effects of unvested restricted stock pursuant to the two-class method and performance stock units and preferred stock pursuant to the treasury stock method.
(3)Basic and diluted shares outstanding are the same since the effect of unvested restricted stock, performance stock units and preferred stock would be anti-dilutive.
(4)Includes realized gains or losses from interest rate derivative financial instruments.
(5)Adjusted EBITDAX is presented in the earnings release because management believes that adjusted EBITDAX, which represents Comstock's results from operations before interest, income taxes, and certain non-cash items, including loss on early retirement of debt, depreciation, depletion and amortization and exploration expense, is a common alternative measure of operating performance used by certain investors and financial analysts.

COMSTOCK RESOURCES, INC.
NON-GAAP FINANCIAL MEASURES
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
OPERATING CASH FLOW (1):
Net loss	$(288,306)	$(126,492)	$(602,126)	$(134,340)
Reconciling items:
Unrealized loss from derivative financial instruments	392,870	155,601	610,764	204,703
Deferred income taxes (benefit)	16,339	(46,237)	(84,942)	(46,443)
Depreciation, depletion and amortization	128,739	99,056	359,313	312,828
Loss on early retirement of debt	—	—	352,599	861
Amortization of debt discount and issuance costs	4,012	9,505	17,587	24,231
Stock-based compensation	1,802	1,752	5,291	4,734
Exploration	—	—	—	27
Gains on asset sales	(14)	(16)	(93)	(16)
Operating cash flow	255,442	93,169	658,393	366,585
Decrease (increase) in accounts receivable	(57,189)	(3,790)	(97,379)	79,382
Decrease (increase) in other current assets	(4,678)	11,094	850	8,291
Increase (decrease) in accounts payable and accrued expenses	39,395	23,391	56,689	(64,303)
Net cash provided by operating activities	$232,970	$123,864	$618,553	$389,955

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
FREE CASH FLOW (2):
Operating cash flow	$255,442	$93,169	$658,393	$366,585
Less:
Capital expenditures	(167,142)	(110,432)	(508,422)	(315,666)
Preferred dividends	(4,411)	(4,398)	(13,089)	(21,180)
Free cash flow	$83,889	$(21,661)	$136,882	$29,739

(1)Operating cash flow is presented in the earnings release because management believes it to be useful to investors as a common alternative measure of cash flows which excludes changes to other working capital accounts.
(2)Free cash flow is presented in the earnings release because management believes it to be a useful indicator of the Company's ability to internally fund acquisitions and debt maturities after capital expenditures and preferred dividend payments.